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                                                                   EXHIBIT 10.51

                    AMENDMENT TO JOINT DEVELOPMENT AGREEMENT

        This Amendment ("Amendment") to the parties' Joint Development Agreement ("Agreement") dated December 14, 2001, is entered into and effective as of this 18th day of January 2003, by and between ESS Technology Inc., ("ESS"), a California corporation having a registered office at 48401 Fremont Blvd., Fremont, CA 94538, and *** ("Counterparty*"), a corporation organized under the laws of ***, having a principal place of business at ***.

        WHEREAS, the parties have entered into the Joint Development Agreement; and

        WHEREAS; the parties desire to amend and clarify the terms of the Joint Development Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1. Section 1 "Definitions" shall be amended to include the following defined terms:

        "Assembly Facility" shall mean ***, or such other assembly, packaging, and testing facility as has been agreed to by the parties.

        "Foundry" shall mean *** or such other foundry as has been agreed to by the parties.

        2. Section 4 "Manufacturing, Marketing, and Distribution" and Section 5 "Accounting; Audit; Payment" shall be amended to include the following terms:

        *** shall issue a Combined Product Purchase Order ("P.O.") to the Foundry, and *** shall be responsible for costs of fabrication. Once fabricated, the Foundry will drop-ship the wafers to the designated Assembly Facility.

        *** shall issue a P.O. to *** for the purchase of all the wafers fabricated from the Foundry.

        *** shall issue a P.O. to the Assembly Facility for the wafer sort, and shall be responsible for the costs thereof.

        *** shall then issue a P.O. to the Assembly facility for packaging and testing, and will be responsible of the costs thereof.

        *** shall then issue a P.O. to *** for the Combined Product finished goods.

        ESS and Counterparty* agree that the manufacturing costs of either wafer fabrication, sorting, packaging or test shall be ***. If either party receives any rebates, discounts,

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* All references to the counterparty on this page have been replaced with the term "Counterparty*." Confidential treatment has been requested with respect to the replaced reference.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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        commission or credit from any Product-related manufacturer, each party shall be obligated to disclose it (to be treated as ***) to the other party immediately.

        ESS and Counterparty* agree to meet on a quarterly basis to reconcile accounting and payments due. All accounting for this manufacturing venture shall be *** in accordance with Section 5 of the Joint Development Agreement.

        *** shall provide *** with ***-month wafer rolling forecasts, and provide firm wafer P.O. information to ***. *** agree that *** will invoice or/and ship *** all the finished Combined Products within 30 days of ***'s receipt of these finished Combined Product from the testing manufacture.

        The parties agree to work together in developing testing programs for the Combined Products, do yield improvement, and resolve any quality issues.

        Counterparty* is authorized to sell Combined Products, in die or finished-goods form, only to ESS.

        ESS is authorized to sell Combined Products' wafers only to Counterparty*. Unless with Counterparty*'s authorized written consent, ESS or any third party can not place any Combined Product's P.O. to any packaging or testing manufacturer.

        If required, either party will provide direct assistance to the Assembly Facility for the assembly, packaging, and testing of the Combined Products. In the event Counterparty* decides not to provide the package and test Combined Products service, ESS may elect to manufacture the Combined Products either itself or with Counterparty*'s prior written consent, through a third party. Sales of such Products shall only be together with, or for use with ESS/Counterparty* Combined Products. Whether such manufacture is by ESS or by a third party, ESS shall pay Counterparty* profit shares according to the formula stipulated in the Agreement.

        Payment terms are *** for all sales of inventory between the parties.

        3. Exhibit A "Specification" "2. Features of each Combined Product" shall be amended to include the following terms:

        The Basic Features of the Combined Product shall be judged and determined by and from the market mainstream basic specification/features products manufactured by major competitors.

        Basic Features Combined Product Sold Ratio=***.

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* All references to the counterparty on this page have been replaced with the term "Counterparty*." Confidential treatment has been requested with respect to the replaced reference.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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        ESS and Counterparty* agree that the Basic Features Combined Product
        Sold Ratio shall not be less than ***%. If the above Ratio is less than ***%, then both parties agree to treat the *** as *** for profit sharing calculation purpose; if the above two models' cumulated Ratio is still less than ***%, then the *** will be treated as *** too. This rule shall apply until the cumulated Ratio is more than ***%.

        4. This Amendment hereby only amends the Joint Development Agreement Sections 1, 4, 5, and Exhibit A (2) as specified in the above, and is deemed fully incorporated therein by reference as though set forth in such Agreement in full. All terms used herein, except where otherwise designated, shall have the same meanings as they have in the Agreement. In the event of any conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be as of the Effective Date.

        On behalf of                               On behalf of
        ESS Technology Inc.                        *** Corporation

By:     /s/ Fred S. L. Chan                 By:    /s/ ***
   -----------------------------               ------------------------------

Name:   Fred S. L. Chan                            Name:  ***

Title:  Chairman                                   Title:  President

Date:   18 Jan 2003                                Date:  Jan. 18, 2003



      Both parties also agree to delete the Agreement Exhibit C (4)'s ***.

                                FSLC     ***


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* All references to the counterparty on this page have been replaced with the term "Counterparty*." Confidential treatment has been requested with respect to the replaced reference.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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